SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 April 21, 2004
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                        (Date of earliest event reported)


                   Harleysville Savings Financial Corporation
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             (Exact name of registrant as specified in its charter)


Pennsylvania                             0-29709                 23-3028464
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(State or other jurisdiction    (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)



271 Main Street, Harleysville, Pennsylvania                              19438
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(Address of principal executive offices)                              (Zip Code)


                                 (215) 256-8828
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name, former address and former fiscal year, if changed since last report)







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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

      Exhibit No.                Description
      -----------                -----------

      99.1                       Press Release, dated April 21, 2004


Item 9. Regulation FD Disclosure (Results of Operations and Financial Condition)
        -----------------------------------------------------------------------

     On April 21, 2004, Harleysville Savings Financial Corporation issued a press release announcing its results of operations for the quarter ended March 31, 2004. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference. This information, which is required by Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.



         .
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Harleysville Savings Financial Corporation


                                     By:   /s/ Brendan J. McGill
                                          ----------------------
                                          Name:  Brendan J. McGill
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

                                                 Date:  April 21, 2004



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